UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

26 Vly Road, Albany, NY  12205

(Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

26 Vly Road, Albany, NY  12205

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 439-7507

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ANNUAL REPORT

March 31, 2006

“Investing success means being very patient, but aggressive when it's time, and the more hard lessons you can learn vicariously rather than through your own hard experience, the better”

Charles Munger, Vice Chairman Berkshire Hathaway Inc.

Dear Fellow Shareholder:

The Adirondack Small Cap Fund finished its first fiscal year (04/06/05 to 03/31/06) up 23.5% after fees and expenses. The Russell 2000 index was up 25.6% during the same time frame. The Russell 2000 is typically considered a proxy for Small Caps. Volatility as measured by the standard deviation of monthly returns was 8.8% compared to 15.8% for the Russell 2000.

We are pleased with the Fund’s first year performance and the fact that it delivered over 90% of the Index’s return with less than 60% of the volatility(standard deviation of monthly returns). In hindsight, we positioned the Fund somewhat more conservatively than the index. As cash came in, rather than chasing rapidly escalating share prices, we patiently awaited better entry points. While such forbearance did not serve us well in the short-term, we are confident that qualities such as patience and restraint will bear fruit in due course.

The Fund finished the year with 49 equity positions and representation in all of the major economic sectors. The Fund’s top ten holdings were just 24.1% of Fund assets with no single equity holding comprising more than 3.0%. Relative to the Russell 2000 Index, the Fund finished the year overweight technology with approximately 25 % allocation versus 15% in the Russell 2000. We believe that “Post Bubble” technology stocks offer compelling valuations due to low investor expectations. As contrarians, we seek to invest the Fund’s capital in what we believe to be misunderstood yet promising Small Cap equities.

Many of the so-called pundits continue to predict that the performance of Large Cap equities will exceed Small Caps. Similar forecasts were made last year and in early 2004 as well.  Those investors that heeded this advice, and avoided Small Caps, have paid the price. Perhaps 2006 will be the year in which these soothsayers are correct. Nevertheless we encourage you to avoid the temptation of trying to predict the unpredictable, but rather maintain consistent allocations in a diverse collection of assets. As always, please seek advice from knowledgeable sources that can help balance your investment goals and objectives with your risk tolerance.

We thank you for your continued investment in the Fund and we are honored that you have chosen The Adirondack Small Cap Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the website of the Fund’s transfer agent at www.mutualss.com.

Best Wishes,

Matt Reiner, CFA

Greg Roeder, CFA

Portfolio Manager

Senior Analyst

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS (Unaudited)

MARCH 31, 2006

1. Dreamworks Animation	2.77%
2. Agere Systems	2.71%
3. Keynote Systems, Inc.	2.58%
4. Global Power Equipment Group	2.43%
5. Trinity Biotech Plc.	2.40%
6. Perot Systems Corp.	2.37%
7. Medallion Financial Corp.	2.29%
8. Ashworth, Inc.	2.24%
9. Playtex Products, Inc.	2.18%
10. Callaway Golf Corp.	2.13%

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION (Unaudited)

MARCH 31, 2006

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

# Adirondack Small Cap Fund

**Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.**

$13,000
$12,000
$11,000
$10,000
$9,000
04/06/05
04/30/05
05/31/05
06/30/05
07/30/05
08/31/05
09/30/05
10/31/05
11/30/05
12/31/05
01/31/06
02/28/06
03/31/06
Adirondack Small Cap Fund ($12,350)
Russell 2000 Index ($12,559)
Russell 2000 Value Index ($12,346)

**Adirondack Small Cap Fund**
**Average Annual Total Returns (a)**
**(for periods ended March 31, 2006)**

| | 1 Year | Since Inception |
|---|---|---|
| Adirondack Small Cap Fund * | 23.50% | 23.50% |
| Russell 2000 Index | 25.59% | 25.59% |
| Russell 2000 Value Index | 23.46% | 23.46% |

* Initial public offering of shares was April 6, 2005.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

	THE ADIRONDACK SMALL CAP FUND

Schedule of Investments
March 31, 2006
Shares/Principal Amount		Market Value	% of Total Net Assets

Agricultural Chemicals
8,000	CF Industries Holdings, Inc.	$135,920
19,400	Terra Industries, Inc.	136,770
		272,690	3.07%
Biotechnology Research & Production
23,400	Trinity Biotech Plc ADS*	213,174	2.40%

Computer Services Software & System
2,400	Avid Technology, Inc.*	104,304
32,900	Indus International, Inc.*	119,756
20,000	Keynote Systems, Inc.*	228,800
19,000	Lawson Software, Inc.*	145,730
32,000	Skillsoft Plc ADS*	167,680
35,000	Sumtotal Systems, Inc.	176,750
		943,020	10.62%
Computer Technology
32,000	Adaptec, Inc.	176,960
27,900	Entrust Technologies, Inc.*	125,550
13,500	Perot Systems Corp. *	210,060
		512,570	5.77%
Consumer Products
18,500	Playtex Products, Inc.*	193,695	2.18%

Consumer Discretionary-Apparel
20,000	Ashworth, Inc.	198,600	2.24%

Container & Package-Metal & Glass
9,000	Crown Holdings, Inc.*	159,660	1.80%

Drugs & Pharmaceuticals
7,500	King Pharmaceuticals *	129,375	1.46%

Electrical & Electronics
15,042	DDI Corp.	120,787
12,000	TTM Technologies, Inc. *	173,880
		294,667	3.32%
Electronics-Medical Systems
18,000	Cardiac Science Corporation *	164,340	1.85%

Energy Equipment
56,000	Global Power Equipment Group *	215,600	2.43%

Entertainment
9,300	Dreamworks Animation *	245,985	2.77%

* Non-income producing.
The accompanying notes are an integral part of these financial statements.

	THE ADIRONDACK SMALL CAP FUND

Schedule of Investments (Continued)
March 31, 2006
Shares/Principal Amount		Market Value	% of Total Net Assets

Financial Miscellaneous
15,000	Medallion Financial Corp.	$203,250	2.29%

Fire Marine & Casulty Insurance
10,000	Montpelier RE Holdings	163,000	1.84%

Financial Services Company
4,200	BKF Capital Group	54,600	0.61%

Financial Data Process Services
28,000	Carreker Corporation*	180,040
21,059	eSpeed, Inc.*	167,840
		347,880	3.92%
Foods
14,280	Cal-Maine Foods, Inc.	103,816	1.17%

Funeral Parlors & Cemetery
10,000	Alderwoods Group, Inc.*	179,000	2.02%

Insurance-Life
10,000	The Phoenix Companies, Inc.	163,000	1.84%

Insurance-Multi-Line
10,300	CNA Surety Corp.*	172,319
14,699	Quotesmith.com, Inc.*	42,627
		214,946	2.42%
Insurance-Property-Casualty
13,000	Penn Treaty American Corp.*	119,990	1.35%

Internet Software & Services
9,900	24/7 Real Media, Inc.*	103,554	1.17%

Leisure Time
11,000	Callaway Golf Corp.	189,200	2.13%

Medical & Dental Instruments & Supply
16,000	Vascular Solutions, Inc.*	126,720	1.43%

Office Furniture & Business Equipment
3,330	Presstek, Inc.*	39,627	0.45%

Orthopedic, Prosthetic, & Surgical
27,000	Encore Medical *	138,240	1.56%

Paints & Coatings
8,000	Ferro Corp.	160,000	1.80%

* Non-income producing.
The accompanying notes are an integral part of these financial statements.

	THE ADIRONDACK SMALL CAP FUND

Schedule of Investments (Continued)
March 31, 2006
Shares/Principal Amount		Market Value	% of Total Net Assets

Plastics
7,698	Summa Industries	$78,520	0.88%

Production Technical Equipment
7,400	Electro Scientific Industries, Inc.*	163,762	1.84%

Securities Brokers & Services
12,000	Knight Capital Group	167,160	1.88%

Semiconductors-Integrated Curcuits
16,000	Agere Systems *	240,640	2.71%

Semiconductors Equipment
23,000	Axcelis Technologies, Inc.	134,780	1.52%

Synthetics
4,400	Georgia Gulf CP	114,356	1.29%

Services- Commercial
16,832	Lightbrige, Inc.*	186,835	2.10%

Textiles Apparel Manufacturers
1,000	Tommy Hilfiger *	16,470	0.19%

Tires & Rubber
3,000	Bandag, Inc.	125,610	1.41%

Utilities-Gas Distribution
30,400	Semco Energy, Inc.*	168,416	1.90%

Utilities-Gas Pipelines
39,000	Dynegy *	187,200	2.11%

TOTAL COMMON STOCKS
	(Cost $6,627,976)	7,433,948	83.71%

Cash Equivalents
1,600,068	Huntington U.S. Treasury Money Market 3.56% (a)	1,600,068	18.02%

TOTAL INVESTMENTS
	(Cost $8,228,044)	9,034,016	101.73%

	Liabilities in excess of other Assets	(153,238)	-1.73%

	TOTAL NET ASSETS	$ 8,880,778	100.00%

* Non-income producing.
(a) Variable rate security; the coupon rate shown represents the yield at March 31, 2006
The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

Statement of Assets and Liabilities
March 31, 2006

Assets:
Investment Securities at Market Value	$ 9,034,016
(Cost $8,228,044)
Cash	1,169
Dividends Receivable	2,107
Interest Receivable	4,218
Shareholder Subscriptions Receivable	650
Total Assets	9,042,160
Liabilities:
Payable to Advisor	8,930
Accrued Expenses	16,301
Payable for Securities Purchased	136,151
Total Liabilities	161,382
Net Assets	$ 8,880,778

Net Assets Consist of:
Paid In Capital	$ 8,018,639
Realized Gain on Investments - Net	56,167
Unrealized Appreciation in Value
of Investments Based on Cost - Net	805,972
Net Assets, for 718,817 Shares Outstanding (Shares Authorized: Unlimited)	$ 8,880,778

Net Asset Value and Redemption Price
Per Share ($8,880,778/718,817 shares)	$ 12.35

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

Statement of Operations
For the Period April 6, 2005 (commencement of investment operations)
through March 31, 2006

Investment Income:
Dividends	$ 14,777
Interest	27,878
Total Investment Income	42,655
Expenses:
Advisory Fees	51,384
Transfer Agent	20,183
Auditing	10,000
Legal	9,998
Custodian	7,255
Trustee Fees & Expenses	1,125
Registration	970
Insurance	915
Printing & Mailing	777
Miscellaneous	201
Total Expenses	102,808
Fees Waived and Reimbursed	(32,926)
Net Expenses	69,882

Net Investment Loss	(27,227)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	56,167
Unrealized Appreciation on Investments	805,972
Net Realized and Unrealized Gain on Investments	862,139

Net Increase in Net Assets Resulting from Operations	$ 834,912

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

Statement of Changes in Net Assets
For the Period April 6, 2005 (commencement of investment operations)
through March 31, 2006

From Operations:
Net Investment Loss	$ (27,227)
Net Realized Gain on Investments	56,167
Net Unrealized Appreciation on Investments	805,972
Net Increase in Net Assets Resulting from Operations	834,912

Distributions to Shareholders	-

Capital Share Transactions - (Note 5)	7,915,267

Total Increase	8,750,179

Net Assets at Beginning of Period	130,599
Net Assets at End of Period	$8,880,778

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

Financial Highlights
For the Period April 6, 2005 (commencement of investment operations)
through March 31, 2006
Selected data for a share of capital stock outstanding throughout the period:

Net Asset Value - Beginning of Period	$ 10.00
Income From Investment Operations:
Net Investment Loss *	(0.08)
Net Gains or Losses on Investment Transactions
(realized and unrealized)	2.43
Total from Investment Operations	2.35

Less Distributions	-

Net Asset Value - End of Period	$ 12.35

Total Return	23.50%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	8,881

Before Waivers
Ratio of Expenses to Average Net Assets	2.50%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.46)%	**

After Waivers
Ratio of Expenses to Average Net Assets	1.70%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	**

Portfolio Turnover Rate	21.94%

* Amount calculated based on average shares outstanding throughout the year and is not annualized.
** Annualized

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2006

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser Adirondack Research & Management, Inc. (the “Advisor”) believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuations: Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by a pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Board of Trustees annually reviews and approves the use of the pricing services.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that use of the pricing service will result in the accurate valuation of Fund securities.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Reclassifications:  In accordance with SOP -93-2, the Adirondack Small Cap Fund has recorded a reclassification in the capital account. As of March 31, 2006, the Fund has recorded a permanent book/tax differences of $27,227 respectively, from net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder, Louis Morizio and Matthew Reiner, each a Trustee and or an officer of the Fund, are the shareholders of the Advisor. Under the Agreement the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  The Advisor has agreed to waive its management fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceed 1.70% until March 31, 2008. The Advisor’s obligation to reimburse expenses excludes brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses.  Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2006, the Advisor received advisory fees of $51,384 of which $27,926 of the fee was waived and $5,000 was reimbursed to the Fund.  The Fund owes the Advisor $8,930 as of March 31, 2006.

Note 4. Organizational Expenses

The Advisor has agreed to pay all initial organizational expenses of the Fund.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $8,018,639 as of March 31, 2006.  Transactions in capital for the period April 6, 2005 (commencement of investment operations) through March 31, 2006 were as follows:

	Shares	Amount
Shares sold	751,536	$8,463,358
Shares redeemed	(45,779)	(548,091)
	705,757	$7,915,267

Note 6. Investment Transactions

For the time period from April 6, 2005 (commencement of investment operations) through March 31, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $7,370,459 and $798,650 respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at March 31, 2006 was $8,228,044.

At March 31, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,020,014	($214,042)	$805,972

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed short-term capital gain	56,167
Unrealized appreciation on investments	805,972
$862,139

The Fund did not pay a dividend distribution for the period April 6, 2005 (commencement of investment operations) through March 31, 2006.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940.  As of March 31, 2006, Charles Schwab & Co. for the benefit of its customers owned over 77% of the Fund.  The Schwab account is an omnibus account for the benefit of individual investors.  A majority of this account (77% of the Fund) is owned by clients of the Center for Financial Planning (“CFP”), a registered investment advisor.  CFP has discretionary authority over its clients assets and therefore, CFP may deem to beneficially own the shares of the Fund and indirectly control the Fund.  Louis Morizio, a Trustee of the Fund, owns CFP and therefore may indirectly control the Fund.

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2006

Expense Example

As a shareholder of the Adirondack Small Cap Fund, you incur two types of costs: (1) a potential transaction cost for redemptions of shares within 30 days of their purchase and (2) ongoing costs including management fees, custody fees, transfer agent fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005 through March 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on any redemptions of shares within 30 days of their purchase.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included where applicable, your costs may have been higher.

 The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Adirondack Fund

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2005
	October 1, 2005	March 31, 2006	to March 31, 2006

Actual	$1,000.00	$1,096.80	$8.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.45	$8.55

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2006 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on August 29, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2006 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Norman Joseph Plourde 26 Vly Road Albany, New York 12205 Year of Birth: 1963	Trustee	Since March 2005	1

Treasurer and owner, Ideal Wood Products since October 2001; General Manager of Operations, Universal Forest Products since October 2001; General Manager and treasurer, P&R Truss Co. from June 1985 through October 2001

Kevin Gallagher 100 Ford Rd. Denville, New Jersey 07834 Year of Birth: 1964	Trustee	Since March 2005	1	Vice President of Business Development, Panurgy NY Metro, LLC since February 2004; Director of Sales, Coca-Cola Enterprises from December 1988 through February 2004
Wade Coton 26 Vly Road Albany, New York 12205 Year of Birth: 1968	Trustee	Since March 2005	1	Home Builder and Developer, Richard H. List, Inc. since January 1995.

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2006 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Gregory A. Roeder 26 Vly Road Albany, New York 12205 Year of Birth: 1963	President and Chief Compliance Officer	Since March 2005	1	Principal, Adirondack Research & Management, Inc. from 2003 to the present; Portfolio Manager/Analyst, Eddy & Wakefield from 2000 to 2003; Analyst, CL King & Associates from 1997 to 2000
Louis Morizio 26 Vly Road Albany, New York 12205 Year of Birth: 1959	Trustee; Secretary	Since March 2005; Since December 2004	1	Registered Investment Adviser, Center for Financial Planning since December 1994
Matthew Reiner 26 Vly Road Albany, New York 12205 Year of Birth: 1965	Treasurer and Principal Financial Officer	Since March 2005	1

Vice President of Research, Paradigm Capital Management form 2000 to 2005; Senior Analyst and Portfolio Manager, Paradigm Capital Management from 1998 to 2005; Equity Analyst, CL King & Associates from 1996 to 1998; Research Associate, CL King & Associates from 1994 to 1996.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2006 and the related statements of operations, changes in net assets and financial highlights for the period April 6, 2005 (commencement of investment operations) through March 31, 2006.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of March 31, 2006, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2006, the results of its operations and changes in its net assets for the period April 6, 2005 (commencement of investment operations) through March 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
May 4, 2006

Board of Trustees

Wade Coton

Kevin Gallagher

Louis Morizio

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

26 Vly Road

Albany, NY  12205

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

Independent Auditors

Sanville & Company

Certified Public Accountants

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio  45202

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2006

$ 8,500 (est)

(b)

Audit-Related Fees

Registrant

FY 2006

$ 0

(c)

Tax Fees

Registrant

FY 2006

$ 1000

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2006

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2006

$ 1,000 [tax fees]

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of May 21, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 8, 2006

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 8, 2006

* Print the name and title of each signing officer under his or her signature.